Exhibit 10.19

MASTER ALLONGE

This Master Allonge to those certain Convertible Promissory Notes (as hereinafter defined as the “Allonge”) is made and entered into as of the 28th day of April, 2021, by and between the Borrower, Kidpik Corp., a Delaware corporation and the Lenders, (Raine Silverstein & Renee Dabah, co-trustees, u/a/d 02/02/1997, Trust FBO Chana Dabah, Raine Silverstein & Renee Dabah, co-trustees, u/a/d 02/02/1997, Trust FBO Eva Dabah, Raine Silverstein & Renee Dabah, co-trustees, u/a/d 02/02/1997, Trust FBO Joia Dabah, Raine Silverstein & Renee Dabah, co-trustees, u/a/d 02/02/1997, Trust FBO Moshe Dabah, Raine Silverstein & Renee Dabah, co- trustees, u/a/d 02/02/1997, Trust FBO Yaacov Dabah, and Ezra Dabah)

WHEREAS, the Borrower executed in favor of the Lenders the following Convertible Promissory Notes:

Holder	Date	Amount
Raine Silverstein & Renee Dabah, co-trustees, u/a/d 0202/1997, Trust FBO Chana Dabah	03/15/21	$50.000.00

Raine Silverstein & Renee Dabah, co-trustees, u/a/d 0202/1997, Trust FBO Eva Dabah	03/15/21	$50.000.00

Raine Silverstein & Renee Dabah, co-trustees, u/a/d 0202/1997, Trust FBO Moshe Dabah	03/15/21	$50.000.00

Raine Silverstein & Renee Dabah, co-trustees, u/a/d 0202/1997, Trust FBO Yaacov Dabah	03/15/21	$50.000.00

Ezra Dabah	01/21/21	$100,000.00
	02/24/21	$500,000.00
	03/19/21	$400,000.00
	03/31/21	$100,000.00

Renee Dabah	01/21/21	$200,000.00

Gila Goodman	01/04/21	$500,000.00

WHEREAS, in order to amend the payment terms under the Convertible Promissory Notes, the parties have agreed to execute this Allonge.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the undersigned agree as follows:

1.	The Lenders agree to amend the payment terms set forth on the Convertible Promissory Notes by amending the definition of “Maturity Date” to January 15, 2021.

2.	Except as amended or revised by this Allonge, the terms of the Convertible Promissory Notes remain in full force and effect as of the date hereof. In the event the terms of the Convertible Promissory Notes should conflict with this Allonge, the terms of this Allonge shall control.

3.	This Allonge shall be governed by and construed in accordance with the laws of the State of New York.

4.	An E-mail or facsimile copy of this Allonge shall be deemed an original for all purposes.

2